Exhibit 99.1

Longview Acquisition Corp. II Announces the Separate Trading of its Shares of Class A Common Stock and Redeemable Warrants Commencing May 10, 2021

New York, NY, May 7, 2021 – Longview Acquisition Corp. II (NYSE: LGV.U) (the “Company”) announced that, commencing May 10, 2021, holders of the units sold in the Company’s initial public offering of 69,000,000 units, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “LGV.U,” and the shares of Class A common stock and redeemable warrants that are separated will trade on the NYSE under the symbols “LGV” and “LGV WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

The units were initially offered by the Company in an underwritten offering. UBS Securities LLC and Cowen and Company, LLC acted as book-running managers of the offering. A registration statement relating to the securities, as well as a related registration statement on Form S-1MEF filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, became effective on March 18, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the SEC website at www.sec.gov or by contacting UBS Securities LLC, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, telephone: (888) 827-7275, or by emailing at ol-prospectusrequest@ubs.com and Cowen and Company, LLC at c/o Broadridge Financial Services, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, telephone: (631) 274-2806.

About Longview Acquisition Corp. II.

Longview Acquisition Corp. II is a Special Purpose Acquisition Vehicle formed by an affiliate of Glenview Capital Management, LLC (“Glenview”). While the Company may pursue an initial business combination in any business, industry, sector or geographical location, it intends to focus on the industries that align with the background of the sponsor with a particular emphasis placed on the healthcare sector. These industries include healthcare, industrials, consumer, media, technology and technology services.  Glenview, a registered investment adviser with investment experience and a track record of creating value through constructive partnerships with companies operating in the public markets. intends to focus on private businesses where the management, with the Company’s assistance, can execute a plan to create value for the Company’s stockholders in the public markets.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Longview Acquisition Corp. II
+1 212 812 4700
info@longviewacquisition.com